UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Form 8-K

__________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 20, 2026

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STARLING ONCOLOGY, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-39248	84-3562323
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18000 Studebaker Road, Suite 800, Cerritos, CA	90703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (562) 735-3226

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	STLN	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Common stock, each at an exercise price of $11.50 per share	TOIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐.

Item 1.01 Entry into a Material Definitive Agreement

On August 20, 2026, Starling Oncology Management, Limited Liability Company, a wholly owned subsidiary of Starling Oncology, Inc. (“SOM, LLC”), entered into a Credit Agreement (the “Revolving Loan Agreement”) among SOM, LLC, such other persons joined thereto as a borrower from time to time, and Gemino Healthcare Finance, LLC d/b/a SLR Healthcare ABL, as lender. The Revolving Loan Agreement provides access to a revolving line of credit facility in the aggregate principal amount of up to $25 million (the “Revolving Loan Commitment”). The facility is intended to provide additional financial flexibility, if needed, and may be drawn upon from time to time. The Company is not required or expected to borrow the full amount available under the facility. Obligations under the Revolving Loan Agreement are secured by a first-priority security interest in substantially all of SOM, LLC’s now owned or arising thereafter collateral. As of August 21, 2026 (the “Closing Date”) there was $4,750,000 million outstanding under the Revolving Loan Agreement. Proceeds from the credit facility shall be used for working capital and general corporate purposes. The facility matures on August 20, 2029 (the “Maturity Date”).

Availability of loans will be based upon a borrowing base formula and periodic borrowing base certifications valuing certain of the Company’s accounts receivables. In addition, SOM, LLC is required to cause Starling Oncology CA, APC, a California professional corporation, The Oncology Institute FL, LLC, a Florida limited liability company, and Starling Oncology OR, a Professional Corporation, an Oregon professional corporation (collectively, the “PCs,”) and any other Supported PC (as defined in the Revolving Loan Agreement) to enter into certain lockbox arrangements with respect to SOM, LLC’s receivables, as more fully described in the Revolving Loan Agreement.

SOM, LLC may borrow, repay and reborrow the principal under the Revolving Loan Agreement throughout the term of the facility, subject to the terms, provisions and limitations set forth in the Revolving Loan Agreement. Loans under the Revolving Loan Agreement bear interest at a rate per annum equal to Term SOFR plus 3.95%. “Term SOFR” means the greater of (1) the forward-looking term rate based on the secured overnight financing rate for a three-month tenor and (2) 2.00% per annum, with the rate reset daily. Interest on the revolving loans is payable monthly in arrears on the first day of each month. If an event of default  has occurred and is continuing, the interest rate applicable to each loan under the Revolving Loan Agreement shall be the interest rate otherwise applicable, plus 5.00%.

In connection with the Revolving Loan Agreement, the Company is required to pay customary fees, including (1) a collateral monitoring fee of 0.0833% per month on the average borrowing base under the Revolving Loan Agreement; (2) an unused line fee equal to 0.04166% per month of the average unused portion of the revolving credit facility; (3) a minimum use fee (in the event the outstanding balance of the revolving loans is less than $5 million (the “Minimum Balance”)) at a rate per annum equal to the interest rate times the Minimum Balance until such time as the outstanding balance exceeds the Minimum Balance; and (4) a termination fee of 3.00% of the Revolving Loan Commitment if termination occurs on or prior to the first anniversary of the Closing Date, 2.00% of the Revolving Loan Commitment if termination occurs after one year, but prior to the second anniversary of the date of the Closing Date and 1.00% of the Revolving Loan Commitment if termination occurs after the second anniversary, but prior to the Maturity Date.

The Revolving Loan Agreement contains customary representations and warranties and affirmative and negative covenants, including (a) limitations on the ability to effect mergers and consolidations; (b) limitations on liens; (c) limitations on the ability to enter into transactions with affiliates; (d) limitations on guarantees; (e) limitations on investments; (f) limitations on loans to other persons; (g) limitations on payments of subordinated debt; (h) limitations on distributions; (i) limitations on the ability to engage in unrelated lines of business; (j) limitations on the incurrence of additional indebtedness; and (k) a covenant requiring SOM, LLC’s Maximum Loan Turn Days (as defined in the Revolving Loan Agreement) to be no more than thirty five (35) days on a rolling three-month basis on the last business day of each fiscal quarter commencing with the fiscal quarter ending December 31, 2026 and continuing each fiscal quarter thereafter.

The foregoing description of the Revolving Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Revolving Loan Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The Revolving Loan Agreement contains representations, warranties and other provisions that were made only for purposes of the applicable agreement and as of specific dates, are solely for the benefit of the parties thereto, and may be subject to limitations agreed upon by such parties. The Revolving Loan Agreement is not intended to provide any other factual information about the Company.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Credit Agreement among Starling Oncology Management, Limited Liability Company, and Gemino Healthcare Finance, LLC d/b/a SLR Healthcare ABL, dated as of August 20, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 21, 2026	STARLING ONCOLOGY, INC.

	By:	/s/ Minh Merchant
	Name:	Minh Merchant
	Title:	Chief Legal Officer